CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS EXHIBIT. THE REDACTIONS ARE INDICATED WITH “[**]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.
LEGAL28169991.1
Exhibit 10.1
FIRST AMENDMENT TO
COMMERCIAL OUTSOURCING SERVICES AGREEMENT
This First Amendment to the Commercial Outsourcing Services Agreement (this “Amendment”) is between Integrated Commercialization Solutions, Inc. (“ICS”) and Pacira Pharmaceuticals, Inc. (the “Company”). This Amendment is effective as of August 1, 2013 (the “Amendment Effective Date”).
RECITALS

A.	ICS and the Company are parties to a Commercial Outsourcing Services Agreement dated August 25, 2011 (the “Agreement”);

B.	Pursuant to the Agreement, among other things, the Company engaged ICS to perform commercialization services for certain pharmaceutical products; and

C.	The parties now wish to amend the Agreement in certain respects.
AMENDMENT
NOW THEREFORE, the parties agree as follows:

1.
Defined Terms. Capitalized terms in this Amendment that are not defined in this Amendment have the meanings given to them in the Agreement. If there is any conflict between the Agreement and any provision of this Amendment, this Amendment will control.

2.	Schedule B. The parties agree that Schedule B to the Agreement is hereby deleted in its entirety and replaced with the attached Revised Schedule B.

3.	No Other Changes. Except as otherwise provided in this Amendment, the terms and conditions of the Agreement will continue in full force.
IN WITNESS WHEREOF, the parties have executed this Amendment as of the Amendment Effective Date.
Integrated Commercialization Solutions, Inc.        Pacira Pharmaceuticals, Inc.
By:/s/ Stephen McKinnon                    By: /s/ Lauren Riker
Name: Stephen McKinnon                Name:     Lauren Riker
Title: SVP, GM                        Title: Executive Director

SCHEDULE B
ICS 3PL SCHEDULE OF FEES

Fee	Amount	Description
Monthly Management Fee
Customer Service Warehouse & Distribution Returns Management Finance Information Technology & Reporting Chargeback Management Sample Management Marketing Material Management	$[**]	[**]
Customer Service Fees
Order Processing Fee	$[**] $[**]	[**] [**]

Customer Setup Fee	$[**]	[**]
Account Maintenance/ License Updates	$[**]	[**]
Allocation Fee	$[**]	[**]
Rush Order	$[**]	[**]
Emergency Order	$[**]	[**]
International Order	$[**]	[**]
Warehouse & Distribution Fees
Product Storage	$[**]	[**]
Trade Order Processing Fees	$[**] $[**] $[**] $[**] + $[**] $[**] $[**]	[**] [**] [**]
Receiving Fee	$[**]	[**]
Shipping Fee	$[**]	[**]
Bulk Shipments	$[**]	[**]
Packing Supplies	[**]	[**]
Freight	[**]	[**]
Finance
Invoice Processing	$[**]	[**]
Credit Verification Reports - Dun & Bradstreet	$[**]	[**]
Credit Verifications Reports - Experian	$[**]	[**]
Returns Management
RGA Initiation	$[**] + $[**]	[**] [**]
Return Processing	$[**]	[**]
Partial Returns Processing	$[**]	[**]
Returns Storage	$[**]	[**]
Contract and Chargeback Management
Chargeback Processing- Manual	$[**]	[**]
Chargeback Processing-Electronic	$[**]	[**]
Membership Additions	$[**]	[**]
Contract Setup	$[**]	[**]
Contract Updates	$[**]	[**]
Information Technology and Reporting
852/867: ABC,CAH, MCK	$[**]	[**]
Custom Reports	$[**]	[**]

Custom Development Services	$[**]	[**]
Additional Fees
Product Destruction	[**]	[**]
Telecom	[**]	[**]
FedEx/UPS/Postage Expenses	[**]	[**]
Pre-Approved Assessorial Labor Charge-Warehouse	$[**]	[**]
Pre-Approved Assessorial Labor Charge-Office Staff	$[**]	[**]
Pre-Approved Assessorial Labor Charge-QC, Management	$[**]	[**]
ICS Travel	[**]	[**]